Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

25.  Subsequent Events

In January 2021, we acquired additional 1.89% partnership interests in Kesheng Jiada, representing 0.5% indirect equity interests in 4K Garden, with a consideration of RMB5.0 million (US$0.8 million).

In March 2021, shareholders of Yifeng Lianhe transferred all of their equity interests in Yifeng Lianhe to Beijing Fenghuang Ronghe Investment Co., Ltd. (“Fenghuang Ronghe”), and Yifeng Lianhe became a wholly owned subsidiary of Fenghuang Ronghe. Fenghuang On-line terminated the contractual agreements with Yifeng Lianhe and then entered into a series of new contractual arrangements with Fenghuang Ronghe. The contractual arrangements with Fenghuang Ronghe and their respective shareholders allow the Group to effectively control Fenghuang Ronghe (and indirectly control Yifeng Lianhe) and to derive substantially all of the economic benefits from them.